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viggle™

Entertainment Marketing and Rewards

Safe Harbor Statement

In addition to historical information, this presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are those that predict or describe future events or trends and that do not relate solely to historical matters. You can generally identify forward-looking statements as statements containing the words "believe," "expect," "will," "anticipate," "intend," "estimate," "project," "plan," "assume" or other similar expressions, although not all forward-looking statements, contain these identifying words. All statements in this presentation regarding our future strategy, future operations, projected financial position, estimated future revenue, projected costs, future prospects, and results that might be obtained by pursuing management's current plans and objectives are forward-looking statements. Our forward-looking statements are based on the information currently available to us and speak only as of the date on which this presentation was created. We expressly disclaim any obligation to issue any updates or revisions to our forward-looking statements, even if subsequent events cause our expectations to change regarding the matters discussed in those statements. Over time, our actual results, performance or achievements will likely differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements, and such difference might be significant and materially adverse to our stockholders. You should not place undue reliance on our forward-looking statements because the matters they describe are subject to known and unknown risks, uncertainties and other unpredictable factors, many of which are beyond our control. Some of those risks are: we have a limited operating history and limited revenues to date; we may not be able to achieve or maintain profitability; the likelihood of our success must be considered in light of the problems, expenses difficulties, complications and delays frequently encountered by a small developing company; we may seek to raise additional funds, finance acquisitions or develop strategic relationships by issuing capital stock that would dilute your ownership; our common stock price may fluctuate significantly and you may lose all or part of your investment; the market for purchases and sales of our common stock may be very limited, and the sale of a limited number of shares could cause the price to fall sharply; since we are controlled by current insiders and affiliates of the Company, you and our other non-management shareholders will be unable to affect the outcome in matters requiring shareholder approval; some of our officers and directors may have conflicts of interest in business opportunities that may be disadvantageous to us; because of pressures from competitors with more resources, we may fail to implement our business strategy profitably; we may be unable to compete with larger or more established companies in two industries; if our products do not achieve market acceptance, we may not have sufficient financial resources to fund further development; our business will suffer if our network systems fail or become unavailable; we may be unable to protect our intellectual property rights from third-party claims and litigation, which could be expensive, divert management's attention, and harm our business; and changes in federal, state or international laws or regulations applicable to our businesses could adversely affect our businesses.

Company Overview

Entertainment marketing platform using rewards to drive discovery and engagement


wetpaint
viggle

General Corporate Information	
Exchange / Symbol	NASDAQ:VGGL
Share Price	$1.32[1]
LTM Revenue	$25.6 million
Enterprise Value:	$69.9million[1]
Headquarters:	New York, New York

- Viggle helps guide consumers towards various forms of media consumption in several ways
  - Television enhancement
  - Distributed reminders
  - Publishing & social distribution
  - Music discovery & purchase
- In an increasingly fragmented landscape, Viggle helps connect various parties in a meaningful way
  - Media Companies - promote content through web, mobile and social channels to generate audiences
  - Brands - reach verified audiences
  - Consumers - earn points and/or brand rewards through the consumption of and engagement with entertainment

(1) As of September 9, 2015

Company Overview

(continued)

DraftDay Gaming **Group**

- Viggle and Sportech have teamed up to enter the daily fantasy sports market
  - 3rd Largest Daily Fantasy Sports site
  - Over $30mm of prize winnings paid out to date
  - Focused on the B2B market allowing consumer brands entry with turnkey solutions
  - Viggle owns 44% of DDGG



DRAFTDAY
FANWARS
PUT YOUR WAR FACE ON.
JOIN NOW
The world's most versatile fantasy sports website
DRAFTDAY
RAPID FIRE
App Store
FIRE

Management Team

Robert F.X. Sillerman
Chairman & CEO


Billboard
ROBERT F.X. SILLERMAN HAS A $1 BILLION PLAN TO CONQUER THE WORLD OF DANCE MUSIC

sfx	IPO $260M Oct 2013	• Serves as Chairman and CEO of SFX Entertainment Inc. (NASDAQ:SFXE) • Producer of live entertainment events and electronic music culture festivals
CKX	Sale $509M May 2011	• Sold to Apollo Global Management • Interests included Elvis Presley Enterprises, Muhammad Ali and 19 Entertainment, the owner of American Idol • Now known as CORE Media Group, an entertainment brand and licensing company
SFX Entertainment	Sale $4.4B August 2000	• Co-Founder • 7th largest owner of radio stations in the United States, with 120 different radio stations. • Sold to the private equity firm, HM Capital Partners
SFX Broadcasting	Sale $2.1B 1998	• Founder • Operator of live entertainment events (concerts and sporting events) • Sold to Clear Channel, operations later spun-off as Live Nation Entertainment (NYSE:LYV)

Management Team
Continued



Kyle Brink
Viggle General Manager and Head of Product Development

- Kyle has been making games and consumer software for over 20 years on mobile devices, consoles, and the web, specifically Tetris, Star Trek, the Sims, Family Feud, and Deal or No Deal.



Kevin Arrix
Chief Revenue Officer

- Former EVP of Digital Advertising at MTV Networks (MTV, VH1, Nickelodeon, Comedy Central, CMT, Spike and Logo)
- Prior to MTV Networks, Kevin held positions at CBS Sports Line and Turner Broadcasting



John Small
CFO

- Former Portfolio Manager at several asset management firms, covering the Telecom, Media & Technology (TMT), including GLG Partners, Ulysses Management and Odyssey Partners
- Previously worked in the Equity Research departments of both Dillon Read and Morgan Stanley

71% of U.S. media-using population are multiscreen users, that's 203 million people in the U.S.



Source: The Multi-Screen Dayparting Playbook: How to Utilize Device Dayparts for Greater Reach & Impact

viggle

46% of smartphone owners use their devices while watching TV…every day.



Source: Nielsen's Q1 2013 Cross-Platform Report

viggle

28% of the U.S. media using population employ 3 screens. That's 81 million people in the U.S.



+
+

Source: The Multi-Screen Dayparting Playbook: How to Utilize Device Dayparts for Greater Reach & Impact

viggle

Today…multi-screen users outnumber single-screen users 2.5 to 1



:

Source: The Multi-Screen Dayparting Playbook: How to Utilize Device Dayparts for Greater Reach & Impact

The Problem

This landscape has become increasingly more crowded

Consumers
want to discover and engage with content

Media Companies
need to generate meaningful audiences

Marketers
want to reach verified audiences


TV
Music
Web
Live
Events
NETFLIX
Aereo
DIRECTV
COMCAST
FOX
ESPN
HBO
iTunes
Spotify
PANDORA
Songza
SiriusXM
YouTube
CRACKLE
hulu
Aol. On
vevo
sfx
LIVE NATION

Our Solution

One platform to connect media companies, marketers and consumers

Consumers
earn points for consumption and engagement

Media Companies
can promote content and verify audiences

Marketers
target media across the platform using 1st party data


TV
Music
viggle
Web
Live
Events

Viggle TV

Discover new and engage with TV programming

- ACR technology can identify programming on 175 channels 24/7

- Earn points during any live program or that aired in the last 7 days; promoted programming earns bonus points

- Play along with companion games such as trivia and fantasy sports for additional points



TV
Listening to your
viggle
The Voice
viggle

Viggle Music

Discover songs and redeem for free music

ACR technology can identify 9mm tracks

+25 Match against promoted music and earn bonus points

Download at the viggle store

Purchase music or redeem for free tracks in the Viggle Store



Music
viggle
Tighten Up
This is an album by The Black Keys. The name of this album is Brothers.
+5

Viggle Web Video

Earn points while watching online video

Log into Viggle-enabled websites with your Facebook account

+25 Watch video and earn points for each engagement



viggle
This is an album by The Black Keys. The name of this album is Brothers.
WATCH AND EARN
Get to Know...
The Hot Jocks from The Bachelorette
+20
Web
+20 Viggle Points Bachelorette 2014 Spoilers: Meet Andi Dorfman's Hot Jocks! (VIDEO)

Viggle Events COMING SOON!

Earn rewards while out of the home

- Geo-fencing, bluetooth beacons and other location services verify presence
- Push notifications unlock location-specific experiences



viggle
Tighten Up
This is an album by The Black Keys. The name of this album is Brothers.
viggle
WATCH AND EARN
Get to Know
The Hot Jocks from The Bachelorette
+20
+20 Viggle Points Bachelorette 2014 Spoilers: Meet Andi Dorfman's Hot Jocks! (VIDEO)
Live Events

(1) Not operational at this time. Expected operational by the end of Calendar 2015.

Our Platform Technology Solutions

Our marketing platform consists of 3 key products and connects behavior across devices and services

mobile app
serves as companion for entertainment experiences

- Mobile app for iOS, Android and Windows
- Uses audio recognition to identify TV and music programming

rewards network
of mobile apps and online video publishers

- 3rd party publishers can reward their users with Viggle points to drive specific behaviors, such as watching online video.

online store
to reward consumers for entertainment behavior

- Viggle points are redeemed at our ecommerce store
- Thousands of TV, movie, music and book titles are available form the major networks, studios, labels and publishers
- Partners can leverage our catalog for incentive based marketing and promotional campaigns

Market Opportunity

Viggle is the beneficiary of several important trends

Fragmentation of the media industry

- More quality choices than ever - disruptive pattern
- Models of media consumption are changing
- 63% of time spent consuming media is not with television[1]

Growth in mobile advertising

- TV expected to be 38% of larger advertising market[2]
  - $75 billion in 2017[2]
  - Growing but flat market share

- Mobile advertising is Taking Off and Video is the fastest growing segment
  - From $7 billion in 2013[3]
  - To Over $40 billion by 2018 [3]

US Mobile Advertising Revenue, 2013-2018



FORECAST: Mobile Advertising Revenue (US)
Display And Other
Search
Social
Video
BI INTELLIGENCE
$0.3
$2.8
$3.7
$0.4
$0.5
$4.7
$5.5
$1.1
$1.0
$5.9
$7.9
$3.1
$1.7
$7.0
$10.7
$5.5
$2.8
$8.1
$14.0
$8.0
$4.4
$9.2
$17.7
$10.5
2013
2014E
2015E
2016E
2017E
2018E
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
Billions

(1) eMarketer, Digital Set to Surpass TV in Time Spent with US Media, August 1, 2013
(2) eMarketer, US Total Media Ad Spend Inches Up, Pushed by Digital, August 22, 2013
(3) BI Intelligence, Mobile Video Advertising Is Taking Off, Pushed by Business Insider, December 9, 2014

Our Reach

10 million
Net Registered Platform Users

10 million
Active Reach[1]

24 million
Total Reach[2]

$26 million
Total Value of Points Redeemed

(1) Active Reach is defined as Viggle MAUs + Wetpaint FB Likes and Twitter Follows as an average of the three months ending on June 30, 2015
(2) Total Reach is defined as Viggle net registered users + Wetpaint monthly unique visitors for the three months ending on June 30, 2015

Differentiation: Data & Insights

Gain insight around the media consumption habits of your customers

- Viggle collects demo information at registration across our platform
- Combining our 1st party registration data, engagement activity, and commerce purchases creates a consumer media fingerprint


Demographic
Age
Gender
Zip code
TV Provider
Entertainment Behavior
TV viewership
Music listening
Ad engagements
Social media
viggle
Entertainment Fingerprint
Commerce Insights
Rewards redemption
Location beacons
Coupon redemption

viggle

Differentiation: Engagement

SIGHT, SOUND, & MOTION

We deliver targeted mobile video to verified registered users while they are consuming entertainment

94%
CPCV Video Completion Rate

53%
Engagement rate on CPCV

CPCV = Cost per Competed View CPM = Cost per Thousand Impressions
Completion Rate = % of Videos that are watched until the end out of the total videos started
Engagement Rate = % of Ads that are engaged or "clicked" out of the total Ads served

Blue Chip Advertising and Strategic Relationships

The Viggle Entertainment Marketing & Rewards platform is attracting some of the top media companies and brand relationships in the industry

Networks[1]	Advertisers & Rewards[1]		Strategic
▪ NBC Universal	▪ Lexus	▪ Hulu	▪ HGTV
▪ FOX	▪ McDonalds	▪ Starbucks	▪ Gracenote
▪ CBS	▪ Pepsi	▪ Capital One	▪ Scripps Network Interactive
▪ Discovery	▪ Best Buy	▪ Amazon	▪ Tribune Media Services
▪ Scripps Networks	▪ Comcast	▪ Sephora	
▪ Univision	▪ Target	▪ JetBlue	
▪ Turner	▪ Hyundai	▪ P&G	
▪ A&E			

- Driven increased viewership and engagement around programming
- Nielsen study found that ads were more effective among users who were exposed to the ad on TV and on Viggle as opposed to just on TV
- Multi-year relationships to support revenue, marketing and platform objectives

(1) This list reflects a sub-set of relationships and is not exhaustive

Intellectual Property

Viggle has filed for patents to protect its innovative model

"System and Method for Tracking and Rewarding Media and Entertainment Usage Including Substantially Real Time Rewards"
- U.S. Patent Serial No. 8,732,739
- USPTO issued the utility patent on May 20, 2014
- Claims include identifying entertainment and assigning loyalty points to the consumer associated with the entertainment

"Dynamic Playbook: Experimentation Platform for Social Networks"
- U.S. Patent No. 8,706,673 and No. 8,612,375
- USPTO granted patent in December 2013
- Claims around providing contextual content recommendations for communication channels, such as email, text messages, web pages, and social media pages

"Personalization Based Upon Social Value in Online Media"
- U.S. Patent No. 8,762,472
- Claims around online personalization of content provided to a user on a social network platform
- Notice of allowance received for a continuation patent application

"Portfolio Optimization for Media Merchandising"
- U.S. Patent No. 8,812,608
- Claims around methods for publishing content to a distribution channel based on actions associated with previously published content.
- Notice of allowance received for continuation patent application

We have 11 issued patents and more than 10 additional other applications pending with the US and Foreign patent offices

Grow Revenue and Users


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Registered Users

viggle™